SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   June 11, 2003

                             Boston Acoustics, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                    33-9875               04-2662473
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)        Identification No.)

300 Jubilee Drive, Peabody, Massachusetts                          01960
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:   (978) 538-5000

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Item 5. Other Events: On June 11, 2003, the Registrant issued a press release announcing fourth quarter and fiscal year 2003 results. Included in the press release was the announcement that the Company had implemented a corporate reorganization plan including a headcount reduction. The employment of 52 employess was terminated in such reorganization. A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit No.  99.1  -  Press Release Dated June 11, 2003 entitled "Boston
                      Acoustics Announces Fourth Quarter and Fiscal Year 2003 Results"


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Boston Acoustics, Inc.

Date: June 13, 2003                       By:   /s/ Debra A. Ricker-Rosato
                                              ---------------------------------
                                                  Debra A. Ricker-Rosato
                                                  Vice President - Finance


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                                  EXHIBIT INDEX

Exhibit No.        Description of Exhibits

99.1 Press Release Dated June 11, 2003 entitled "Boston Acoustics Announces Fourth Quarter and Fiscal Year 2003 Results"